UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2007

Oasys Mobile, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26925	65-0185306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

434 Fayetteville Street Suite 600 Raleigh, North Carolina	27601
(Address of principal executive offices)	(Zip Code)

(919) 807-5600
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01     Entry into a Material Definitive Agreement

On February 6, 2007, Oasys Mobile entered into a new employment agreement with Tracy T. Jackson, its Chief Financial Officer. The employment agreement entered into between Ms. Jackson and Oasys Mobile as of April 17, 2006, was cancelled in its entirety and replaced by the agreement as described in this Current Report on Form 8-K. All defined terms used in this description of Ms. Jackson's employment agreement shall have the meanings as set forth in such agreement, a copy of which is attached to this Current Report on Form 8-K as an exhibit. The employment agreement names Ms. Jackson as Chief Financial Officer and establishes an annual base salary of $130,000 for her.

Under the terms of this employment agreement, the Board of Directors will, on an annual basis, review Ms. Jacksons’s base salary in light of the base salaries paid to other executives of Oasys Mobile and Ms. Jackson’s performance.  The Board of Directors may, in its discretion, increase Ms. Jackson’s annual base salary by an amount it deems appropriate.

Ms. Jackson may receive a bonus of up to 100% of her annual base salary upon the achievement of Oasys Mobile’s annual objectives as may be set by the Board of Directors. In addition, the Board of Directors, in its discretion, may pay Ms. Jackson a bonus commensurate with other bonuses paid to employees of Oasys Mobile.

Any bonus earned by Ms. Jackson pursuant to the provisions of her employment agreement shall not be paid to her unless and until Oasys Mobile has achieved a cash flow positive position, which will be certified to the Board of Directors by an executive officer of Oasys Mobile.

The employment agreement with Ms. Jackson has a term of one (1) year, which shall be automatically extended (without further action of Oasys Mobile or the Board of Directors) each day for an additional day so that the remaining term shall continue to be one (1) year; provided that either party may at any time, by written notice to the other party, fix the term to a finite term of one (1) year, without automatic extension, commencing with the date of such notice.

Ms. Jackson’s employment agreement shall be terminated immediately on her death and may be terminated by the Board:

•	at any time after her Permanent Disability;

•	at any time without Cause prior to a Change of Control;

•	at any time without Cause upon a Change of Control; or

•	at any time for Cause.

If Ms. Jackson’s employment is terminated by death, her estate or designated beneficiaries shall be entitled to receive:

•	any accrued but unpaid salary;

•	a cash lump sum payment in respect of accrued but unused vacation;

•	life insurance benefits pursuant to any life insurance policy purchased by Oasys Mobile on Ms. Jackson;

•	a pro rata portion of the bonus applicable to the calendar year in which such termination occurs, payable when and as such bonus is determined under the agreement; and

•
acceleration of the vesting of one hundred percent (100%) of the unvested portion of all of her stock options or other stock-based awards, together with the right to exercise such stock options or awards for a period equal to the remaining term for exercising such options or awards under the applicable agreement and/or plan.

If Ms. Jackson’ employment is terminated by Oasys Mobile for Permanent Disability, she shall be entitled to receive

•	compensation equal to her Base Salary for a period of six (6) months, minus any amounts payable under any short-term disability insurance policy provided by Oaysis Mobile;

•	a pro rata portion of the bonus applicable to the calendar year in which such termination occurs, payable when and as such bonus is determined under the Agreement;

•	continuation of the insurance provided by Oasys Mobile for 12 months; and

•
acceleration of the vesting of one hundred percent (100%) of the unvested portion of all of her stock options or other stock-based awards, together with the right to exercise such stock options or awards for a period equal to the remaining term for exercising such options or awards under the applicable agreement and/or plan.

If the Ms. Jackson’s employment is terminated by Oasys Mobile without Cause prior to a Change of Control, she shall be entitled to receive:

•	accrued but unpaid Base Salary to the date of such termination;

•	a cash lump sum payment in respect of accrued but unused vacation days;

•	a cash lump sum payment equal to her then-current Base Salary payable within ten (10) days of her termination;

•
a cash lump sum payment of the bonus applicable to the calendar year in which such termination occurs; this cash lump sum payment shall be payable within ten (10) days after the determination that the annual objectives, as set by the Board of Directors pursuant to Section 5.2 of the agreement, have been met;

•
acceleration of the vesting of one hundred percent (100%) of the unvested portion of all of her stock options or other stock-based awards, together with the right to exercise such stock options or awards for a period equal to the remaining term for exercising such options or awards under the applicable agreement and/or plan; and

•	continuation of the insurance provided by Oasys Mobile for 12 months.

If Ms. Jackson’s employment is terminated by Oasys Mobile without Cause upon a Change of Control or by Ms. Jackson for Good Reason at any time, she shall be entitled to receive:

•	accrued but unpaid Base Salary to the date of such termination;

•	a cash lump sum payment in respect of accrued but unused vacation days pursuant to the terms of this Agreement;

•	a cash lump sum payment of her then-current Base Salary payable within ten (10) days of her termination.

•
a cash lump sum payment of the bonus applicable to the calendar year in which such termination occurs. This cash lump sum payment shall be payable within ten (10) days after the determination that the annual objectives, as set by the Board of Directors pursuant to Section 5.2 of the Agreement, have been met.

•
acceleration of the vesting of one hundred percent (100%) of the unvested portion of her stock options or other stock-based awards, together with the right to exercise such stock options or awards for a period equal to the remaining term for exercising such options or awards under the applicable agreement and/or plan; and

•	continuation of the insurance provided by Oasys Mobile for 12 months.

If Ms. Jackson’s employment is terminated by Oasys Mobile for Cause or by Ms. Jackson without Good Reason upon a Change of Control (other than as a result of executive’s Permanent Disability or death), Oasys Mobile shall not have any other or further obligations to Ms. Jackson under this Agreement, except:

•	as may be provided in accordance with the terms of retirement and other benefit plans of Oasys Mobile;

•	as to that portion of any unpaid Base Salary and other benefits accrued and earned under this Agreement through the date of such termination;

•	all stock option grants that have vested as of Ms. Jackson’s date of termination for the remainder of the term of such option grants; and

•	as to benefits, if any, provided by any insurance policies in accordance with their terms.

If Ms. Jackson’s employment is terminated by Oasys Mobile for Cause at any time during the Term, she shall immediately forfeit any and all unvested stock rights, stock options and other such unvested incentives or awards previously granted to her by Oasys Mobile and any Bonus earned by but not paid pursuant to the Agreement.

Ms. Jackson’s employment agreement also contains customary covenants with respect to the non-disclosure of confidential or proprietary information regarding our business, prospects, finances, operations and trade secrets that have no finite duration.

Item 9.01   Financial Statements and Exhibits.

(d)    Exhibits

10.1	Employment Agreement dated as of February 6, 2007, by and between Oasys Mobile, Inc. and Tracy T. Jackson

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OASYS MOBILE, INC.

By:	/s/ Donald T. Locke
Donald T. Locke Executive Vice-President - Corporate Development
Date: February 12, 2007

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